Contracted concessional assets	6 Months Ended
Jun. 30, 2018
Contracted concessional assets [Abstract]
Contracted concessional assets
Note 6. - Contracted concessional assets

The detail of contracted concessional assets included in the heading ‘Contracted concessional assets’ as of June 30, 2018 and December 31, 2017 is as follows:

	Balance as of June 30,	Balance as of December 31,
	2018	2017
	($ in thousands)
Contracted concessional assets cost	10,467,669	10,633,769
Amortization and impairment	(1,731,301)	(1,549,499)
Total	8,736,368	9,084,270

Contracted concessional assets include fixed assets financed through project debt, related to service concession arrangements recorded in accordance with IFRIC 12, except for Palmucho, which is recorded in accordance with IAS 17, and PS10, PS20, Seville PV and Mini-Hydro which are recorded as property plant and equipment in accordance with IAS 16. Concessional assets recorded in accordance with IFRIC 12 are either intangible or financial assets. As of June 30, 2018, contracted concessional financial assets amount to $870,336 thousand ($936,004 thousand as of December 31, 2017).

The decrease in the contracted concessional assets cost is primarily due to the lower value of assets denominated in euros since the exchange rate of the euro has dropped against the U.S. dollar since December 31, 2017 and to the payment received from Abengoa by Solana in March 2018 further to Abengoa´s obligation as EPC Contractor (see Note 11). The decrease has been partially offset by the impact of the application of IFRS 16, ´Leases´ from January 1, 2018 (see Note 2).

Amortization and impairment amount includes the recognition of impairment provisions based on expected credit losses due to the application of IFRS 9, ´Financial instruments´ from January 1, 2018 (see Note 2). No other losses from impairment of contracted concessional assets were recorded during the six-month period ended June 30, 2018 and during the year 2017.